================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-05984

                           The New Ireland Fund, Inc.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

                Bank of Ireland Asset Management (U.S.) Limited
                                 40 Mespil Road
                               Dublin 4, Ireland
               -------------------------------------------------
              (Address of principal executive offices) (Zip code)

                   BNY Mellon Investment Servicing (US) Inc.
                          One Boston Place, 34th Floor
                                Boston, MA 02108
                     -------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: 508 871 8500

                      Date of fiscal year end: October 31

                   Date of reporting period: April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Sec. 3507.

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                      THE

                                  NEW IRELAND FUND

                                     (PHOTO)

                               Semi-Annual Report
                                 April 30, 2011

                   Cover photograph - Letterfrack, Co. Galway
                      Provided courtesy of Tourism Ireland

                             LETTER TO SHAREHOLDERS

Dear Shareholder,

INTRODUCTION

     Ireland continues to be working its way through its economic problems with the European Union and the IMF aid packages now in place. However, even with this help, it will probably take at least three to four years to get the economy fully back on track. A major element of the problems relates to the banking sector, which lent excessively to the property market creating a huge bubble in both the residential and non-residential sectors across the country. A very significant side effect of this has been that, in addition to the country's general economic woes, lending to the banks, particularly from abroad, has dried up causing significant liquidity issues and it is hoped that once this particular matter is sorted out, the country will be able to work its way out of its other problems. Despite all of this, as detailed below, the economy is expected to grow by 0.9% this year and by 2.2% in 2012.

     Unemployment continues to grow and is expected to be 14.3% for the current year with a marginal improvement expected in 2012. However exports are expected to grow by over 6% both this year and next and this should result in a current account trade surplus, which would be a major factor in getting the country back on track.

     As shown below, the Fund performed strongly over the past six months with its Net Asset Value ("NAV") increasing by 26.54% as compared to the increase of 20.8% of the Irish Stock Market Index ("ISEQ"), in U.S. dollar terms.* For the most recent quarter, the Fund's NAV increased by 13.92%. The performance, in both periods, was helped by the strengthening of the Euro versus the Dollar.

     As advised in the Annual Report's Shareholder Letter and in the subsequent press release, Bank of Ireland Asset Management ("BIAM") has recently been acquired by State Street Global Advisors. Under the terms of the approval for that transaction given by the European Commission, BIAM's parent, Bank of Ireland, is required to exit the asset management business. Bank of Ireland is the ultimate parent company of the Fund's current Investment Adviser, Bank of Ireland Asset Management (U.S.) Limited ("BIAMUS"). Because of this, the Fund will have to replace BIAMUS as Adviser and this is currently being addressed through the seeking of shareholder approval for the appointment of Kleinwort Benson Investors International Limited ("KBI"), as the Fund's new Adviser, at the Annual Meeting of Stockholders on June 7, 2011.

* All returns are quoted in U.S. Dollars unless otherwise stated

PERFORMANCE

     Over the first six months of the current fiscal year, the Fund's NAV increased by 26.54%. The ISEQ and the ISEQ excluding Bank of Ireland ("BOI"), in which the Fund is precluded from investing, were ahead by 20.8% and 25.5%, respectively, over the same period. In the most recent quarter, the Fund's NAV increased by 13.92%, to $9.66, as compared to the ISEQ, excluding BOI, which returned 15.8% over the period.

     The Irish market outperformed both the Eurostoxx Index and the Global Index, which rose 11.6% and 7%, respectively, over the three months to the end of April. This was despite the continued concerns about Sovereign debt issues in a number of countries within the Eurozone. In addition, currency movements were favorable for the Fund during the recent quarter with the U.S. Dollar further weakening by 9%, against the Euro.

     In Ireland itself, there was a change of Government which, with the strong support of the populace, is taking steps to restore confidence in the economy by working closely with the European Commission and the IMF on a four year program to reduce the deficit. A key element of this will be to restore confidence in the major Irish banks by reducing their funding needs.

     The Fund continued to implement the Share Repurchase Program and over the first six months of the current fiscal year, the Fund repurchased and retired 131,283 shares at a cost of $1 million. These repurchases represent a reduction of 1.97% of the shares outstanding at October 31, 2010, and they positively impacted the Fund's NAV by 2.4 cents per share.

ECONOMIC REVIEW

     For the whole of 2010, Irish GDP fell by 1.0% and GNP fell by 2.1% as the exports and industrial sectors were the only growth areas for the year. Exports performed strongly in 2010, with solid growth of 9.4%, but were offset by weak domestic demand and a large decline in fixed investment reflecting the continuing weakness of the construction sector. In mid April, the Central Bank of Ireland ("CBOI") published its latest quarterly forecasts and now expects GDP to rise by 0.9% in 2011, followed by growth of 2.2% in 2012. Exports continue to be the driver behind this growth and it is estimated that the sector will grow by 6.1% in 2011 and by 5.9% in 2012. While domestic demand is predicted to fall by over 2% this year, stabilization in this sector is anticipated in 2012. Gross fixed capital formation is expected to decline by 11.5% in 2011 and rise by 2.0% in 2012.

     Consumer spending remained weak with retail sales, year on year, down by 0.7% as worries, over the labor market and the government debt situation, weigh on the Irish consumer. However, consumer confidence has improved marginally over the last few months, which may help retail sales over the next quarter.

     Also, on the positive side, the manufacturing and services sectors have shown improvement during the most recent quarter and it is hoped that this trend will continue for the rest of the year.

     In March, the Live Unemployment Register showed a marginal increase to a seasonally adjusted 442,000 claimants. However, over the most recent quarter, the level decreased marginally indicating a possible stabilization in the labor market. The CBOI expects the unemployment rate to average 14.3% this year, followed by a decline to 14.1% in 2012.

     The annual Harmonized Index of Consumer Prices ("HICP") increased 1.5% over the 12 months to the end of April and during the quarter by 0.5%. This can largely be attributed to the increased cost of energy, and to a lesser degree food prices. The headline Consumer Price Index ("CPI") was above the HICP over these periods, as it included increases in mortgage interest payments.

     Demand for credit from businesses and households continued to remain depressed during the most recent quarter. The annual rate of change in loans to households was negative 5.1% in February 2011, unchanged from the rate observed in January. Lending for home mortgages was 2.7% lower on an annual basis in February, whereas lending for consumption and other purposes declined by 13.7%. Lending to the non-financial corporate sector declined by 1.6% in the year ending February 2011, following a decline of 1.4% in January. Private sector credit growth is likely to continue to be weak in line with the continued weakness of the Irish economy along with the need for financial institutions to continue to shrink their balance sheets.

     Exchequer Returns for February 2011 show that tax receipts were E4.84 billion. This is 2.2% above the figure for February 2010 but is marginally behind the Government's tax projections for this period. The detailed figures reveal a Value Added Tax shortfall while excise duties were 7.2% above target. Overall, total expenditure was 4% lower than the expected target for this stage of the year.

     Despite the financial aid packages that have been agreed with the IMF and the European Union, Ireland's bond yields remain elevated with the 10 year bond trading at 10.16%, which is 6.9% ahead of German bonds. It is hoped that, with the constructive steps the new Irish Government is taking, a reduction in such interest rates will be seen over the coming months.

EQUITY MARKET REVIEW

     World stock markets posted strong returns in local currency terms during the 6 months ended April 30, 2011 and the last quarter.


                                  QUARTER ENDED              6 MONTHS ENDED
                                APRIL 30TH, 2011           APRIL 30TH, 2011
                               -------------------         -----------------
                               LOCAL                        LOCAL
                              CURRENCY     U.S. $         CURRENCY   U.S. $
                              --------     ------         --------   ------
Irish Equities (ISEQ)             +6.3%     +15.2%           +13.4%   +20.8%

S&P 500                           +6.5%      +6.5%           +16.4%   +16.4%
NASDAQ                            +6.6%      +6.6%           +15.2%   +15.2%
UK Equities (FTSE 100)            +4.9%      +8.9%            +8.9%   +13.1%
Japanese Equities                 -2.9%      -2.4%            +8.2%    +6.7%


                                     QUARTER ENDED               6 MONTHS ENDED
                                     APRIL 30TH,2011             APRIL 30TH, 2011
                                   -------------------          ------------------
                                 LOCAL                            LOCAL
                                CURRENCY          U.S. $         CURRENCY   U.S. $
                                --------          ------         --------   ------
Dow Jones Eurostoxx 50              +3.1%          +11.6%            +8.2%   +15.2%
German Equities (DAX)               +6.1%          +14.9%           +13.8%   +21.2%
French Equities (CAC 40)            +2.9%          +11.4%            +8.2%   +15.2%
Dutch Equities (AEX)                +1.0%           +9.6%            +8.8%   +15.9%

Note: Indices are total return

MAJOR MOVES IN SOME OF THE FUND'S HOLDINGS OVER THE QUARTER (IN EURO TERMS)


POSITIVE                               NEGATIVE
--------------                         ----------------
IFG Group PLC                +20%      TVC Holdings PLC         -4%
Kerry Group PLC              +18%      Ryanair Holdings PLC     -4%
Aryzta AG                    +17%      Dragon Oil PLC           -5%
Paddy Power PLC              +14%      Worldspreads Group PLC  -11%
Glanbia PLC                  +11%      Aer Lingus Group PLC    -20%

     There was news flow in relation to a number of the Fund's holdings in recent months, highlights are as follows;

     IFG GROUP PLC: IFG reported underlying operating profits of E24.4 million for 2010, slightly higher than forecast. The U.K. accounts for 61% of profits following the acquisition of James Hay in 2010. The share price rallied 20% over the quarter as the market speculated on bid rumours for the Company. The Company confirmed in early May that they are in early stage takeover talks.

     PADDY POWER PLC: The stock performed well as the Company reported its 2010 results. Operating profits rose 56%, year on year, and shareholders were rewarded with a 28% increase in the dividend. Management gave a confident outlook and are comfortable with analyst estimates of EPS of 178c. The Group's online presence and success in Australia is offsetting weak domestic demand.

     ARYZTA AG AND KERRY GROUP PLC: The mid cap European food sector received a boost as DuPont increased its takeover offer for Danisco. Despite rising input cost pressures, both of these food stocks were strong performers over the period. Aryzta's food revenues for their first 6 months came in at E1.3 billion, which was plus 60% as they integrated recent acquisitions. Management reaffirmed their earnings per share consensus of E3.04 for this year. In an update with analysts, Kerry outlined the growth opportunities in their Ingredients business, where 80 of the top 100 food companies are now customers.

     AER LINGUS GROUP PLC: In line with other airline stocks, Aer Lingus was impacted by higher fuel costs. Brent crude is up 30% year to date. The Irish Government's Asset Review Group recently recommended the disposal of their 25% stake in Aer Lingus.

     WORLDSPREADS GROUP PLC: Worldspreads continued to be weak following their recent reduction in guidance. There has been poor liquidity in the shares and the market awaits details on progress on their international expansion.

CURRENT OUTLOOK

     The Irish economy is currently moving through an uncertain growth period with little growth forecast for 2011. Consumer spending and net trade will continue to be the key drivers of forecasts over the coming quarters. Resolution of the current sovereign and banking difficulties will also be key for the restoration of private sector confidence. The stress tests for the Irish Banking sector, announced by the Central Bank and the EU, have provided clarity on further capital requirements.

     The ISEQ is currently trading on a forward price to book multiple of 1.3x which is undemanding in a historical context and assumes individual market components will see their future earnings and returns settle well below average trends.

     The trend in earnings revisions continues to be mainly positive with a number of the Fund's holdings seeing forecast upgrades in recent months through a combination of revenue growth and operating leverage, post extensive cost cutting. The Fund remains invested in names with strong franchises, management teams and balance sheets where, despite the macro concerns prevailing at present, we continue to see strong potential for capital gains over the medium term.

Sincerely,

/s/ Peter J. Hooper
------------------------
Peter J. Hooper
Chairman
June 7, 2011

                         INVESTMENT SUMMARY (UNAUDITED)

                                TOTAL RETURN (%)

                        MARKET VALUE (A)                          NET ASSET VALUE (A)
                  -------------------------------               ------------------------
                                        AVERAGE                                AVERAGE
                  CUMULATIVE            ANNUAL (B)              CUMULATIVE     ANNUAL (B)
                  ----------            ---------               ----------     ----------
Six Months             30.46                30.46                    26.54         26.54
One Year               13.84                13.84                    11.10         11.10
Three Year            -33.73               -12.81                   -32.00        -12.06
Five Year             -30.90                -7.13                   -26.98         -6.10
Ten Year               70.08                 5.45                    55.38          4.51

                       PER SHARE INFORMATION AND RETURNS

                                                                                                                       SIX
                                                                                                                      MONTHS
                                                                                                                      ENDED
                                                                                                                     APRIL 30,
                       2001       2002      2003      2004       2005       2006    2007    2008     2009   2010       2011
-------------------------------------------------------------------------------------------------------------------------------
Net Asset
Value ($)              13.28      11.04     16.29     20.74      24.36      32.55   30.95   10.18    8.20   7.70       9.66
Income
Dividends ($)          (0.01)     (0.03)       --     (0.09)     (0.03)     (0.16)  (0.24)  (0.36)   (0.33)   --      (0.06)
Capital Gains
Other
Distributions ($)      (2.65)     (0.69)       --        --         --      (1.77)  (2.40)  (4.86)   (2.76)   --         --
Total Net Asset Value
Return (%) (a)         -20.99     -11.44    47.55     28.14      17.51      45.97   2.88    -58.62   26.91  -6.10      26.54(b)

Notes

----------
(a) Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan ("the Plan"). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the Plan, see page 20.

(b)  Periods less than one year are not annualized.

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

                Portfolio by Market Sector as of April 30, 2011
                              (Percentage of Net Assets)
                                     (unaudited)

                                  (PIE CHART)

Construction and Building Materials   24.00%
Other Assets                          15.76%
Food and Beverages                    14.89%
Transportation                        13.01%
Health Care Services                   7.36%
Energy                                 5.79%
Leisure and Hotels                     5.33%
Diversified Financial Services         4.97%
Business Services                      4.59%
Food and Agriculture                   4.30%

Top 10 Holdings by Issuer as of April 30, 2011 (unaudited)

HOLDING                       SECTOR                                 % OF NET ASSETS
------------------------      ----------------------------------     ---------------
CRH PLC                       Construction and Building Materials        15.53%
Ryanair Holdings PLC          Transportation                              7.69%
Paddy Power PLC               Leisure and Hotels                          5.33%
Kerry Group PLC, Series A     Food and Beverages                          4.83%
DCC PLC                       Business Services                           4.59%
C&C Group PLC                 Food and Beverages                          4.39%
Dragon Oil PLC                Energy                                      4.37%
Aryzta AG                     Food and Agriculture                        4.30%
Grafton Group PLC-UTS         Construction and Building Materials         4.28%
Kingspan Group PLC            Construction and Building Materials         4.19%

THE NEW IRELAND FUND, INC.
Portfolio Holdings (unaudited)


                                                            Value (U.S.)
April 30, 2011                                 Shares         (Note A)
-------------------------------------------------------------------------
COMMON STOCKS (96.87%)
COMMON STOCKS OF IRISH COMPANIES (88.08%)
AGRICULTURAL OPERATIONS (3.97%)
 Origin Enterprises PLC                        434,790      $   2,509,247
                                                            -------------
BUSINESS SERVICES (4.59%)
 DCC PLC                                        86,820          2,898,121
                                                            -------------
BUSINESS SUPPORT SERVICES (3.38%)
 CPL Resources PLC                             497,050          2,138,515
                                                            -------------
CONSTRUCTION AND BUILDING MATERIALS (24.00%)
 CRH PLC                                       395,038          9,816,753
 Grafton Group PLC-UTS                         513,167          2,702,721
 Kingspan Group PLC                            270,673          2,650,349
                                                            -------------
                                                               15,169,823
                                                            -------------
DIVERSIFIED FINANCIAL SERVICES (4.97%)
 FBD Holdings PLC                               51,296            551,742
 IFG Group PLC                                 624,801          1,306,998
 TVC Holdings PLC*                             815,973            980,562
 Worldspreads Group PLC*                       405,006            300,432
                                                            -------------
                                                                3,139,734
                                                            -------------
ENERGY (4.37%)
 Dragon Oil PLC                                296,983          2,762,130
                                                            -------------
FOOD AND AGRICULTURE (4.30%)
 Aryzta AG                                      49,417          2,719,972
                                                            -------------
FOOD AND BEVERAGES (12.80%)
 C&C Group PLC                                 540,907          2,776,597
 Glanbia PLC                                   296,437          1,915,291
 Kerry Group PLC, Series A                      73,481          3,052,441
 Total Produce PLC                             552,258            344,117
                                                            -------------
                                                                8,088,446
                                                            -------------
HEALTH CARE SERVICES (7.36%)
 Elan Corp. PLC-Sponsored ADR*                 237,200          1,921,320
 ICON PLC-Sponsored ADR*                        80,767          1,983,638
 United Drug PLC                               216,966            749,035
                                                            -------------
                                                                4,653,993
                                                            -------------

THE NEW IRELAND FUND, INC.
Portfolio Holdings (unaudited) (continued)

                                                                              Value (U.S.)
April 30, 2011                                       Shares                    (Note A)
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
LEISURE AND HOTELS (5.33%)
  Paddy Power PLC                                          68,771             $   3,366,925
                                                                              -------------
TRANSPORTATION (13.01%)
  Aer Lingus Group PLC*                                   836,229                 1,023,513
  Irish Continental Group PLC                              91,000                 2,335,617
  Ryanair Holdings PLC                                    937,342                 4,860,259
                                                                              -------------
                                                                                  8,219,389
                                                                              -------------
TOTAL COMMON STOCKS OF IRISH COMPANIES
(Cost $43,579,078)                                                               55,666,295
                                                                              -------------
COMMON STOCKS OF DUTCH COMPANIES (2.09%)
FOOD AND BEVERAGES (2.09%)
  Unilever NV-CVA                                          40,000                 1,318,616
                                                                              -------------
TOTAL COMMON STOCKS OF DUTCH COMPANIES
  (Cost $1,236,299)                                                               1,318,616
                                                                              -------------
COMMON STOCKS OF GERMAN COMPANIES (2.90%)
INFORMATION TECHNOLOGY (2.90%)
  SAP AG                                                   28,400                 1,832,828
                                                                              -------------
TOTAL COMMON STOCKS OF GERMAN COMPANIES
  (Cost $1,690,141)                                                               1,832,828
                                                                              -------------
COMMON STOCKS OF FRENCH COMPANIES (3.80%)
ENERGY (1.42%)
  Total SA                                                 14,000                   897,691
                                                                              -------------
INDUSTRIALS (2.38%)
  Schneider Electric SA                                     8,500                 1,504,436
                                                                              -------------
TOTAL COMMON STOCKS OF FRENCH COMPANIES
  (Cost $2,226,266)                                                               2,402,127
                                                                              -------------
TOTAL COMMON STOCKS BEFORE FOREIGN CURRENCY ON DEPOSIT
  (Cost $48,731,784)                                                          $  61,219,866
                                                                              -------------

THE NEW IRELAND FUND, INC.
Portfolio Holdings (unaudited) (continued)

                                                             Face             Value (U.S.)
April 30, 2011                                              Value               (Note A)
------------------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT (2.20%)
  British Pounds Sterling                                    L      601    $        1,001
  Euro                                                       E  939,023         1,393,126
                                                                           --------------
TOTAL FOREIGN CURRENCY ON DEPOSIT
  (Cost $1,325,044)**                                                           1,394,127
                                                                           --------------
TOTAL INVESTMENTS (99.07%)
  (Cost $50,056,828)                                                           62,613,993
OTHER ASSETS AND LIABILITIES (0.93%)                                              585,036
                                                                           --------------
NET ASSETS (100.00%)
                                                                           $   63,199,029
                                                                           ==============

----------
*     Non-income producing security.

**    Foreign currency held on deposit at JPMorgan Chase & Co.

ADR - American Depositary Receipt traded in U.S. dollars.

UTS - Units

The Inputs of methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. The summary of inputs used to value the Fund's net assets as of April 30, 2011 is as follows (See Note A - Security Valuation in the Notes to Financial Statements):


                                                                    LEVEL 2        LEVEL 3
                                      TOTAL           LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                    VALUE AT          QUOTED      OBSERVABLE    UNOBSERVABLE
                                    04/30/11           PRICE         INPUT          INPUT
                                   ---------          -------     ------------  -------------
Investments in Securities+
  Common Stocks
    Agricultural Operations      $   2,509,247      $  2,509,247     $       --    $     --
    Business Services                2,898,121         2,898,121             --          --
    Business Support Services        2,138,515         2,138,515             --          --
    Construction and Building
      Materials                     15,169,823        15,169,823             --          --
    Diversified Financial
      Services                       3,139,734         2,839,302        300,432          --
    Energy                           3,659,821         3,659,821             --          --
    Food and Agriculture             2,719,972         2,719,972             --          --
    Food and Beverages               9,407,062         9,407,062             --          --
    Health Care Services             4,653,993         4,653,993             --          --
    Industrials                      1,504,436         1,504,436             --          --
    Information Technology           1,832,828         1,832,828             --          --
    Leisure and Hotels               3,366,925         3,366,925             --          --
    Transportation                   8,219,389         8,219,389             --          --
                                 -------------      ------------     ----------    --------
  Total Common Stocks            $  61,219,866      $  60,919,43     $  300,432    $     --
                                 =============      ============     ==========    ========

----------
+  Total Investments exclude Foreign Currency on Deposit.

*  See Portfolio Holdings detail for country breakout.

The Fund did not have any significant transfers in and out of Level 1 and Level 2 during the period.

THE NEW IRELAND FUND, INC.
Statement of Assets and Liabilities (unaudited)

April 30, 2011
------------------------------------------------------------------------------------
ASSETS:
  Investments at value (Cost $48,731,784)
       See accompanying schedule                                 U.S. $   61,219,866
  Cash                                                                       277,010
  Foreign currency (Cost $  1,325,044)                                     1,394,127
  Dividends receivable                                                       510,414
  Prepaid expenses                                                            26,377
                                                                      --------------
      Total Assets                                                        63,427,794
                                                                      --------------
LIABILITIES:
  Payable for Fund shares redeemed                                            92,171
  Investment advisory fee payable (Note B)                                    32,592
  Printing fees payable                                                       32,346
  Accrued audit fees payable                                                  19,990
  Accrued legal fees payable                                                  15,383
  Administration fee payable (Note B)                                          8,334
  Custodian fees payable (Note B)                                              7,113
  Directors' fees and expenses                                                 5,136
  Accrued expenses and other payables                                         15,700
                                                                      --------------
      Total Liabilities                                                      228,765
                                                                      --------------
NET ASSETS                                                       U.S. $   63,199,029
                                                                      ==============

AT APRIL 30, 2011 NET ASSETS CONSISTED OF:
  Common Stock, U.S. $.01 Par Value -
     Authorized 20,000,000 Shares
     Issued and Outstanding 6,545,201 Shares                     U.S. $       65,452
  Additional Paid-in Capital                                              64,143,089
  Undistributed Net Investment Income                                        127,941
  Accumulated Net Realized Loss                                          (13,720,203)
  Net Unrealized Appreciation of Securities,
      Foreign Currency and Net Other Assets                               12,582,750
                                                                      --------------
TOTAL NET ASSETS                                                 U.S. $   63,199,029
                                                                      ==============
NET ASSET VALUE PER SHARE
  (Applicable to 6,545,201 outstanding shares)
  (authorized 20,000,000 shares)
(U.S. $63,199,029 / 6,545,201)                                   U.S. $         9.66
                                                                      ==============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
Statement of Operations

                                                                    For the Six Months Ended
                                                                         April 30, 2011
                                                                           (unaudited)
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                                                           U.S. $     713,869
  Less: foreign taxes withheld                                                    (6,908)
                                                                           -------------
TOTAL INVESTMENT INCOME                                                          706,961
                                                                           -------------
EXPENSES
  Investment advisory fee (Note B)                    $   180,511
  Directors' fees and expenses                            114,046
  Administration fee (Note B)                              50,000
  Compliance fees                                          32,653
  Printing fees                                            32,653
  Legal fees                                               28,953
  Audit fees                                               19,990
  Custodian fees (Note B)                                  14,151
  Insurance premiums                                       27,056
  Other                                                    52,802
                                                      -----------
TOTAL EXPENSES                                                                   552,815
                                                                           -------------
NET INVESTMENT INCOME                                                 U.S. $     154,146
                                                                           -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND FOREIGN CURRENCY (NOTE D)
  Realized gain on:
    Securities transactions                             2,685,715
    Foreign currency transactions                          47,933
                                                      -----------
  Net realized gain on investments and foreign
    currency during the period                                                 2,733,648
                                                                           -------------
  Net change in unrealized appreciation of:
    Securities                                         10,223,344
    Foreign currency and net other assets                  94,934
                                                      -----------
  Net unrealized appreciation of investments and
    foreign currency during the period                                        10,318,278
                                                                           -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY                                                          13,051,926
                                                                           -------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                            U.S. $  13,206,072
                                                                           =============

                        See Notes to Financial Statement

THE NEW IRELAND FUND, INC.
Statement of Changes in Net Assets

                                                      Six Months Ended
                                                       April 30, 2011             Year Ended
                                                         (unaudited)           October 31, 2010
                                                      ------------------       ------------------
Net investment income                                 U.S. $     154,146       U.S. $    363,722
Net realized gain/(loss) on investments                        2,733,648             (12,866,449)
Net unrealized appreciation of investments,
 foreign currency holdings and net other
 assets                                                       10,318,278               8,776,154
                                                           -------------            ------------

Net increase/(decrease) in net assets resulting
 from operations                                              13,206,072              (3,726,573)
                                                           -------------            ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                          (400,589)                      -
                                                           -------------            ------------

Total distributions                                             (400,589)                      -
                                                           -------------            ------------

CAPITAL SHARE TRANSACTIONS:
Value of 131,283 and 367,300 shares
 repurchased, respectively (Note F)                           (1,034,061)             (2,631,382)
                                                           -------------            ------------

NET DECREASE IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS                               (1,034,061)             (2,631,382)
                                                           -------------            ------------
Total Increase/ (decrease) in net assets                      11,771,422              (6,357,955)
                                                           -------------            ------------

NET ASSETS
 Beginning of period                                          51,427,607              57,785,562
                                                           -------------            ------------
 End of year (Including undistributed net
 investment income of $127,941 and
 $374,384, respectively)                              U.S. $  63,199,029       U.S. $ 51,427,607
                                                           =============            ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
Financial Highlights (For a Fund share outstanding throughout each period)

                                        Six Months Ended                       Year Ended October 31,
                                         April 30, 2011      --------------------------------------------------------------
                                           (unaudited)        2010           2009         2008           2007        2006
                                        -----------------------------------------------------------------------------------
Operating Performance:
Net Asset Value,
  Beginning of Year                     U.S.$  7.70          $ 8.20        $ 10.18       $30.95        $ 32.55     $ 24.36
                                        -----------          ------        -------       ------        -------     -------
Net Investment Income/(Loss)                   0.02            0.05          (0.06)        0.34           0.35        0.23
Net Realized and Unrealized
  Gain/(Loss) on Investments                   1.98           (0.61)          1.23       (15.77)          0.69        9.98
                                        -----------          ------        -------       ------        -------     -------
Net Increase/(Decrease) in
  Net Assets Resulting from
  Investment Operations                        2.00           (0.56)          1.17       (15.43)          1.04       10.21
                                        -----------          ------        -------       ------        -------     -------
Distributions to Shareholders from:
  Net Investment Income                       (0.06)             --          (0.33)       (0.36)         (0.24)      (0.16)
  Net Realized Gains                             --              --          (2.76)       (4.86)         (2.40)      (1.77)
                                        -----------          ------        -------       ------        -------     -------
Total from Distributions                      (0.06)             --          (3.09)       (5.22)         (2.64)      (1.93)
                                        -----------          ------        -------       ------        -------     -------
Anti-Dilutive/(Dilutive) Impact of
  Capital Share Transactions                   0.02++++++      0.06+++++     (0.06)++++   (0.12)+++       0.00++     (0.09)+

Net Asset Value,
  End of Period                         U.S.$  9.66          $ 7.70         $ 8.20       $10.18        $ 30.95     $ 32.55
                                        ===========          ======        =======       ======        =======     =======
Share Price, End of Period              U.S.$  8.42          $ 6.51         $ 7.09       $ 8.95        $ 28.96     $ 30.67
                                        ===========          ======        =======       ======        =======     =======
Total NAV Investment Return (a)               26.54%          (6.10)%        26.91%      (58.62)%         2.88%      45.97%
                                        ===========          ======        =======       ======        =======     =======
Total Market Investment
  Return (b)                                  30.46%          (8.18)%        25.06%      (61.20)%         2.17%      52.47%
                                        ===========          ======        =======       ======        =======     =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000's)                     U.S. $63,199    $51,428    $57,786    $50,896   $145,765   $151,102
Ratio of Net Investment Income/(Loss) to Average
Net Assets                                                  0.56%*     0.69%     (0.87)%     1.67%      1.02%      0.86%
Ratio of Operating Expenses to Average Net Assets           1.99%*     2.02%      2.65%      1.56%      1.31%      1.40%
Portfolio Turnover Rate                                       12%        11%        16%        21%        13%        11%

----------

   (a) Based on share net asset value and reinvestment of distribution at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

   (b) Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

    + Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.12 per share impact for the new shares issued as Capital Gain Stock Distribution.

   ++ Amount represents $0.07 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.07 per share impact for the new shares issued as Capital Gain Stock Distribution.

  +++ Amount represents $0.13 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.25 per share impact for the new shares issued as Capital Gain Stock Distribution.

 ++++ Amount represents $0.08 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.14 per share impact for the new shares issued as Capital Gain Stock Distribution.

+++++ Amount represents $0.06 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.00 per share impact for the new shares issued as Capital Gain Stock Distribution.

+++++ Amount represents $0.02 per share impact for the shares repurchased by the Fund under the Share Repurchase Program and $0.00 per share input for the new shares issued as Capital Gain Stock Distribution.

    *   Annualized.

THE NEW IRELAND FUND, INC.
Notes to Financial Statements (unaudited)

     The New Ireland Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of Irish Companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund's investment objective, the investment strategy now has a bias towards Ireland's growth companies.

     Under normal circumstances, the Fund will invest at least 80% of its total assets in equity and fixed income securities of Irish companies. To the extent that the balance of the Fund's assets is not so invested, it will have the flexibility to invest the remaining assets in non-Irish companies that are listed on a recognized stock exchange. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

A. SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.

     FAIR VALUE MEASUREMENTS: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principals ("GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

     Level 1 -- unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

     Level 2 -- observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

     Level 3 -- unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

     The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation

THE NEW IRELAND FUND, INC.
Notes to Financial Statements (unaudited) (continued)

is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

     The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. A summary of the levels of the Fund's investments as of April 30, 2011 is included with the Fund's Portfolio of Investments.

     At the end of each calendar quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

     DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

     U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

     Management has analyzed the Fund's tax positions taken on Federal income tax returns for all open tax years (October 31, 2010, 2009, 2008 and 2007), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Management reviewed the treatment of tax positions taken by the Fund, including but not limited to whether the Fund satisfies the various requirements to be treated as a regulated investment company under the Code. Although there is some uncertainty as to whether the Fund satisfies these requirements, management determined that the Fund has satisfied such requirements.

     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from FT-Interactive Data Corp. ("FT-IDC") each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on

THE NEW IRELAND FUND, INC.
Notes to Financial Statements (unaudited) (continued)

investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have been terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of April 30, 2011.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

     USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     NEW ACCOUNTING PRONOUNCEMENT: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

B. MANAGEMENT SERVICES:

     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Effective May 1, 2009, under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, Bank of Ireland Asset Management provides investor services to existing and potential shareholders.

THE NEW IRELAND FUND, INC.

     The Fund has entered into an administration agreement (the "Administration Agreement") with BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"). The Fund pays BNY Mellon an annual fee payable monthly. During the six months ended April 30, 2011, the Fund incurred expenses of U.S. $50,000 on administration fees to BNY Mellon.

     The Fund has entered into an agreement with JPMorgan Chase & Co. to serve as custodian of the Fund's assets. During the six months ended April 30, 2011, the Fund incurred expenses for JPMorgan Chase & Co. of U.S. $14,151.

C. PURCHASES AND SALES OF SECURITIES:

     The cost of purchases and proceeds from sales of securities for the six months ended April 30, 2011 excluding U.S. government and short-term investments, aggregated U.S. $6,782,398 and U.S. $8,465,894, respectively.

D. COMPONENTS OF DISTRIBUTABLE EARNINGS:

     At October 31, 2010, the components of distributable earnings on a tax basis were as follows:

    Capital       Undistributed    Undistributed
    Loss            Ordinary        Long-Term     Net Unrealized
 Carryforward        Income           Gains         Depreciation
--------------   --------------   -------------   --------------
$  (14,144,947)  $      374,384   $          --   $     (44,432)

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation on assets and liabilities in foreign currencies on a tax basis as of April 30, 2011 were as follows:

                                                                         Gross
                      Gross              Gross                        Unrealized
                    Unrealized        Unrealized    Net Unrealized   Appreciation       Net
 Total Cost of    Appreciation       Depreciation    Appreciation     on Foreign     Unrealized
  Investments     on Investments    on Investments  on Investments     Currency     Appreciation
---------------  ---------------   ---------------  --------------   ------------  -------------
$    48,731,784  $   17,806,289    $   (5,318,207)  $   12,488,082    $    94,668   $ 12,582,750

     There were no permanent tax and book differences in gross appreciation/ depreciation of securities or the cost basis of securities.

E. COMMON STOCK:

     For the six months ended April 30, 2011, and for the year ended October 31, 2010, the Fund issued no shares in connection with stock distribution.

F. SHARE REPURCHASE PROGRAM:

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

     For the six month ended April 30, 2011, the Fund repurchased 131,283 (1.97% of the shares outstanding at October 31, 2010) of its shares for a total cost of $1,034,061, at an average discount of 13.32% of net asset value.

     For the year ended October 31, 2010, the Fund repurchased 367,300 (5.21% of the shares outstanding at October 31, 2009 year end) of its shares for a total cost of $2,631,382, at an average discount of 12.84% of net asset value.

THE NEW IRELAND FUND, INC.

G. MARKET CONCENTRATION:

     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H. RISK FACTORS:

     Investing in the Fund may involve certain risks including, but not limited to,those described below.

     The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

     Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

I. SUBSEQUENT EVENT:

     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued.

Additional Information (unaudited)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund will distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan") approved by the Fund's Board of Directors (the "Directors"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

     The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York, 10038, telephone number (718) 921-8283.

                             Portfolio Information

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund's website located at HTTP://WWW.NEWIRELANDFUND.COM; (3) on the SEC's website at HTTP://WWW.SEC.GOV; or (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                            Proxy Voting Information

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at HTTP://WWW.SEC.GOV.

                               Advisory Agreement

     (In this disclosure, the term "Fund" refers to The New Ireland Fund, Inc., the term "Adviser" refers to Bank of Ireland Asset Management (U.S.) Limited and the term "Administrator" refers to BNY Mellon).

     The Directors unanimously approved the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Fund and the Adviser at a meeting held on March 8, 2011.

     In preparation for the meeting, the Directors had requested and evaluated various materials from the Adviser and the Administrator, including performance and expense information for other investment companies with analogous objectives (i.e., single country closed-end funds) derived from data compiled by an independent third party provider ("15c Provider"). Prior to voting, the Directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel to the Fund and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The Directors who were not "interested persons" of the Fund or the Adviser also discussed the proposed continuances in a private session with counsel at which no representatives of the Adviser were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the Directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with analogous investment objectives and to the Irish Stock Exchange index;

     2. the nature, extent and quality of investment and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund;

     5. comparative fee and expense data for the Fund and other investment companies with analogous investment objectives;

     6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

     7. fall-out benefits which the Adviser and its affiliates receive from their relationships to the Fund;

     8. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel and consultants of the Adviser; and

     9.   the terms of the Advisory Agreement.

     The Directors also considered the nature and quality of the services provided by the Adviser to the Fund, based on their experience as directors of the Fund, their confidence in the Adviser's integrity and competence gained from that experience and the Adviser's responsiveness to concerns raised by them in the past and to personnel changes in the Adviser's portfolio managers.

     The Directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, the expenses incurred and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

     The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Although the Fund retains a separate third party administrator, the Adviser also provides the Fund with certain other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and with certain executive personnel necessary for its operations. The Adviser pays all of the compensation of the Officers of the Fund who are employees of the Adviser, or retained as a consultant by them.

     The Directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services continue to expand as a result of regulatory and other market developments. The Directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own compliance program and coordinates certain activities with the Fund's Chief Compliance Officer, and these compliance programs are routinely refined and enhanced in light of new regulatory requirements and current market conditions. The Directors considered the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The quality of other services, including the Adviser's assistance in the coordination of the activities of some of the Fund's other service providers, also were considered. The Directors also considered the scope and quality of services provided by the Adviser in light of the recent acquisition of the Bank of Ireland's Irish asset management business by State Street Global Advisors. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

     At the request of the Directors, the Adviser provided information concerning the profitability to the Adviser of the Advisory Agreement. The Directors reviewed with the Adviser assumptions and methods of allocation used by the Adviser in preparing this

Fund-specific profitability data. The Adviser stated its belief that the methods of allocation used were reasonable. The Directors noted that due to the SSGA acquisition and contraction in the Adviser's business, the Adviser was not providing advisory services to the Fund at a profit.

FALL-OUT BENEFITS

     The Adviser advised the Directors that no portfolio transactions were allocated pursuant to arrangements whereby the Adviser receives brokerage and research services from brokers that execute the Fund's purchases and sales of securities. As a result, none of the Adviser's research or other expenses were offset by the use of the Fund's commissions.

     The Directors also noted that the Adviser derives reputational and other benefits from its association with the Fund.

INVESTMENT RESULTS

     The Directors considered the investment results of the Fund as compared to investment companies with analogous investment objectives. These were determined based on the information provided by the 15c Provider and by reviewing the Irish Stock Exchange index ("ISEQ"). The ISEQ was reviewed, both including and excluding the common shares of the Adviser's parent company, which represents approximately 1.65% of the capitalization weighted ISEQ index, and which the Fund is not permitted to purchase. In addition to the information received by the Directors for the meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.

     At the meeting, the Directors also reviewed information, showing the performance of the Fund. This compared the Fund to certain funds in its 15c Provider category (i.e., Developed Market closed-end funds) over annualized rolling one-, three-, five- and ten-year periods ended at January 31, 2011. They also compared the Fund to a securities index over one-year and annualized rolling three-year periods, and for the most recent interim period. The comparative information showed that the performance of the Fund compared negatively to such funds, but was consistently above that of the securities index. The Directors also noted that the Fund's diversification criteria limited its investment flexibility. Based upon their review, the Directors concluded that the Fund's relative investment performance over time had been satisfactory.

EXPENSE RATIO

     The Directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within the relevant 15c Provider category (referred to herein as the Fund's "peer group"). The Directors noted that the information provided by the 15c Provider was as of December 31, 2010 and that the expense ratio had decreased since this date due in large part to an increase in the asset size of the Fund.

ADVISORY FEE

     The Directors were advised that the Fund is currently the Adviser's only discretionary client.

     The Adviser reviewed, with the Directors, the scope of services it provides to the Fund. For example, despite not being required, under the Advisory Agreement, the Adviser provides, among other things, consultants who serve as Officers of the Fund (which officers provide required certifications, with the attendant costs and exposure to liability). The Adviser also assists in coordinating the provision of services to the Fund by certain nonaffiliated service providers. In looking at fee comparisons, the Directors took these aspects into consideration.

     The Fund's peer group consisted of 40 portfolios in the relevant 15c Provider category. The information showed that the Fund's effective advisory fee rate of 0.65% (based on net assets at December 31, 2010) was well within the range of advisory fees paid by the portfolios in the group, and was below the average and the median for the group.

     The Directors recognized the limitations on the usefulness of these comparisons, given the nature, extent and quality of the services provided by the advisers of other portfolios. Similar limitations are inherent in comparing services etc. being provided by the Adviser to its other clients. The Directors took into account that the Advisory Agreement was amended in 2009 to lower the advisory fee from .75% to .65% for assets up to $100 million with the fee for assets over $100 million remaining at .50%. As mentioned above, the Fund's advisory fees are below the average of the peer group.

     The Directors took into account that, although the Adviser may realize economies of scale in managing the Fund, as its assets increase, there are substantial restraints on the growth of Fund assets. These are: (a) a public offering may only reasonably be made in rights offerings, or when the market price of the Fund's shares exceeds the net asset value per share; and (b) stockholders either take dividends or distributions in cash or they reinvest them in secondary market purchases of Fund shares, neither of which serves to increase Fund assets.

     After considering the information, the Directors concluded that they believed that the Fund's advisory fee was reasonable, with the breakpoint set at a relatively low level of assets. They also concluded that the absolute dollar fees paid to the Adviser were modest, in light of the commitment required to advise the Fund, and that they were satisfied with the nature and quality of the services provided.

     In addition, the Directors recognized that many industry observers have noted that the level of services required and risks involved in managing registered investment companies are significantly different from those for pension and institutional accounts and that market fees vary accordingly. Although for investment advisers (such as the Adviser), who are not also administrators of closed-end funds, this may be true to a lesser extent than for more full-service fund managers. However, the Directors noted that institutional client accounts are more portable than registered investment companies that require Board and stockholder approval, prior to changing investment advisers.

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

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

                      This page left blank intentionally.

                           THE NEW IRELAND FUND, INC.

                             DIRECTORS AND OFFICERS

Peter J. Hooper       - Chairman of the Board

David Dempsey         - Director

Margaret Duffy        - Director

Denis P. Kelleher     - Director

George G. Moore       - Director

Leona Nicholson       - President

Lelia Long            - Treasurer

Colleen Cummings      - Assistant Treasurer

Vincenzo Scarduzio    - Secretary

Salvatore Faia        - Chief Compliance Officer

                          PRINCIPAL INVESTMENT ADVISER
                Bank of Ireland Asset Management (U.S.) Limited
                                 40 Mespil Road
                               Dublin 4, Ireland

                                 ADMINISTRATOR
                   BNY Mellon Investment Servicing (US) Inc.
                              4400 Computer Drive
                       Westborough, Massachusetts 01581

                                   CUSTODIAN
                              JPMorgan Chase & Co.
                       North America Investment Services
                            3 Metro Tech - 7th Floor
                            Brooklyn, New York 11245

                          SHAREHOLDER SERVICING AGENT
                    American Stock Transfer & Trust Company
                                 59 Maiden Lane
                            New York, New York 10038

                                 LEGAL COUNSEL
                              Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                             Tait Weller Baker LLP
                               1818 Market Street
                             Philadelphia, PA 19103

                                 CORRESPONDENCE

                   All correspondence should be addressed to:
                           The New Ireland Fund, Inc.
                             c/o BNY Mellon Center
                                One Boston Place
                             201 Washington Street
                                   34th Floor
                          Boston, Massachusetts 02109

                   Telephone inquiries should be directed to:
                        1-800-GO-TO-IRL (1-800-468-6475)
                                Website address:
                             www.newirelandfund.com

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)    Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

       LEONA NICHOLSON, Senior Portfolio manager

       Ms. Nicholson has worked with Bank of Ireland Asset Management (U.S.) Limited ("BIAMUS" of "Adviser") from 1988 to May 2007 and, after a short break, in September 2007 she rejoined BIAMUS as Head of Irish Equities and Global Products. Ms. Nicholson holds a degree in European Studies from Limerick University, and is also an Associate member of the SIP
       (UK) and the CFA Institute, and a Fellow of the CISI (UK).

       Leona Nicholson is responsible for the management of the Registrant's portfolio and has responsibility for all the day-to-day management of the Registrant portfolio including stock research, stock selection and portfolio management. Leona Nicholson was appointed as Portfolio Manager of the Registrant on January 12, 2011.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

       OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

       As of April 30, 2011 Ms. Nicholson did not manage any other registered investment companies or any other accounts.

       As of April 30, 2011 Ms. Nicholson managed the following accounts:

                                                                    No. of Accounts       Total Assets in
                                        Total                      where Advisory Fee     Accounts where
              Type of              No. of Accounts                    is Based on      Advisory Fee is Based
             Accounts                  Managed      Total Assets      Performance         on Performance
--------------------------------   ---------------  ------------   ------------------  ---------------------
Registered Investment Companies:          1          $   63m               0                     0
Other Pooled Investment Vehicles:         0               0                0                     0
Other Accounts:                           0               0                0                     0

       POTENTIAL CONFLICTS OF INTERESTS

       In recognition of the fact that conflicts of interest are inherent in the investment management business, the Advisor has adopted policies and procedures reasonably designed to identify and manage the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients and allocation of investment opportunities.

       The Advisor has adopted a code of ethics policy that is designed to reduce the risk of actual or potential conflicts of interest with dealings on behalf of clients. The code reflects the Advisor's fiduciary obligations and those of its employees, and requires that all employees comply with all applicable federal securities laws. The Advisor's personal dealing rules apply to all employees. In summary, the code requires pre-approval of all personal dealings in equity securities or securities that derive their value from equity securities. As a general matter, permission to execute a proposed personal trade in a security will generally be refused if the Advisor has executed, or intends to execute material client trades in the same security, in the seven days before or the seven days following the proposed employee deal. The code requires employees to report any transactions in mutual funds where the Advisor acts as an adviser or sub-adviser to the fund. The code also covers issues such as prohibited transactions, blackout periods for transactions, and short term trading.

       As stated above the Portfolio Manager does not manage any other accounts, other than the Registrant. There is a fiduciary duty for the Advisor to act in good faith for the benefit of its clients; to disclose fully and fairly all material facts; and to allocate trades in a fair and equitable manner. The Advisor has implemented allocation procedures that specify the factors taken into account in making allocation decisions for its clients and to ensure that all accounts with substantially similar investment objectives are treated equitably. These procedures ensure that clients are treated fairly as to the securities purchased or sold for their accounts, in the priority of execution of orders and the allocation of trades.

       Generally, the above will be achieved by allocating on a simple pro-rata basis. However, to ensure that all clients get meaningful order sizes in a cost effective manner, allocations to clients are generally targeted to be greater than 0.03% of each client's account assets. There are exceptions to the 0.03% De Minimus allocation such as when IPO orders are only partially filled. Partially filled IPO orders are generally allocated pro-rata in accordance with the original order without reference to achieving a minimum targeted percentage of client assets. Lastly the performance of similarly managed accounts is monitored to ensure consistency of performance and to detect any unexplained significant differences. The Adviser currently does not have any discretionary clients, other than the Registrant.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

       The Registrant pays the Advisor a fee based on the assets under management of the Fund as set forth in the Advisory Agreement. The Advisor pays its investment professionals out of its total revenues and other resources, including the advisory fee earned with respect to the Registrant. The compensation package is highly competitive and includes a competitive fixed base salary and a performance-linked bonus. Compensation is not based on the value of assets held in the Registrant's portfolio.

       The bonuses paid to the portfolio manager are linked both to the quality of the individual's stock research and also to the contribution they make to the performance of the product group and/or portfolio to which they are associated. The primary performance assessment of the portfolio manager is based on how the client portfolios perform relative to benchmarks, market indices and similar funds run by competitor managers.

       Bonuses are based on the profitability of the Adviser and on individual achievement.

(a)(4) DISCLOSURE OF SECURITIES OWNERSHIP

       As of April 30, 2011 beneficial ownership of shares of the registrant by the Portfolio Manager is as follows:

                                Dollar ($) Range of
Name of Portfolio Manager or        Fund Shares
         Team Member            Beneficially Owned
----------------------------    -------------------
Leona Nicholson                       0

(b)     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                   REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                                                             (d) MAXIMUM NUMBER (OR
                                         (b) AVERAGE      (c) TOTAL NUMBER OF SHARES      APPROXIMATE DOLLAR VALUE) OF
                     (a) TOTAL NUMBER  PRICE PAID PER    (OR UNITS) PURCHASED AS PART   SHARES (OR UNITS) THAT MAY YET BE
                      OF SHARES (OR       SHARE (OR     OF PUBLICLY ANNOUNCED PLANS OR    PURCHASED UNDER THE PLANS OR
      PERIOD         UNITS) PURCHASED       UNIT)                  PROGRAMS                         PROGRAMS
-------------------  ----------------  ---------------  ------------------------------  ---------------------------------
November 1, 2010 to
November 30, 2010                   0                0                               0                            667,648
December 1, 2010 to
December 31, 2010                   0                0                               0                            667,648
January 1, 2011 to
January 31,2011                     0                0                               0                            667,648
February 1, 2011 to
February 28, 2011                   0                0                               0                            667,648
March 1, 2011 to
March 31, 2011                 41,450           7.4229                          41,450                            626,198
April 1, 2011 to
April 30, 2011                 89,833           8.0859                          89,833                            536,365
Total                         131,283           7.7544                         131,283                            536,365

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

----------
a.     The date each plan or program was announced:  February 2000

b. The dollar amount (or share or unit amount) approved: 10% of the shares outstanding as of October 31, 2010

c.     The expiration date (if any) of each plan or program: None

d. Each plan or program that has expired during the period covered by the table: None

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
              Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

       (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

       (a)(1) Not applicable.

       (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

       (a)(3) Not applicable.

       (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The New Ireland Fund, Inc.

By (Signature and Title)* /s/ Leona Nicholson
                          ------------------------------
                          Leona Nicholson, President
                          (principal executive officer)

Date 6/9/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Leona Nicholson
                          ------------------------------
                          Leona Nicholson, President
                          (principal executive officer)

Date 6/9/11

By (Signature and Title)* /s/ Lelia Long
                          ------------------------------
                          Lelia Long, Treasurer
                          (principal financial officer)

Date 6/9/11

----------
* Print the name and title of each signing officer under his or her signature.